Current financial assets	6 Months Ended
Jun. 30, 2022
Current financial assets..
Current financial assets
5.	Current financial assets

On June 30, 2022, the current financial assets amounted to $1,230.1 million, compared to $1,002.1 million on December 31, 2021. These current financial assets relate to term accounts with an original maturity longer than 3 months and money market funds which do not qualify as cash equivalents.

Please also refer to note 15 for more information on the financial instruments.